 Alliance Data NYSE: ADS  Full Year 2018 ResultsFebruary 7, 2019  Exhibit 99.2

 11  2  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make regarding strategic evaluations, potential transactions and the use of expected proceeds thereof, our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to our anticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Further risks and uncertainties include, but are not limited to, the structure and timing of any transaction involving Epsilon, whether and on what terms a transaction will be completed, the possibility that closing conditions for a transaction may not be satisfied or waived, the impact of our strategic evaluations and any transaction on us or our business if a transaction is completed, and whether the benefits of a transaction can be achieved.Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 Agenda  Speakers: Ed Heffernan President and CEO Charles Horn EVP and CFO Consolidated ResultsSegment Results2019 Outlook2019 Guidance  1  3

 2018 Consolidated Results(MM, except per share)  2  4    Year Ended December 31,          2018  2017  % Change    Revenue  $7,791  $7,719  +1%    Pro forma revenue1  $8,075  $7,719  +5%    Net income  $963  $789  +22%    EPS  $17.49  $14.10  +24%    Core EPS  $22.72  $19.35  +17%              Adjusted EBITDA  $2,466  $2,218  +11%    Adjusted EBITDA, net  $2,080  $1,937  +7%              Diluted shares outstanding  55.1  55.9      1 ASC 606 revenue recognition, which became effective January 1, 2018, requires a net revenue recognition (gross revenue less cost of goods) for travel-related redemptions at AIR MILES®. This new presentation lowers reported revenue but does not impact net income, EPS or core EPS.

   Year Ended December 31,              2018    2017  % Change      Revenue:               LoyaltyOne®  $1,068    $1,304         ASC 606 adjustment  284    --      Change to net revenue presentation   Pro forma  1,352     1,304   +4%                     Epsilon®  2,175    2,272  -4%       Card Services  4,598    4,171  +10%       Other  (50)    (28)           $8,075    $7,719  +5%                    Adjusted EBITDA, net:               LoyaltyOne  $254    $257  -1%       Epsilon  475    476  0%       Card Services  1,496    1,345  +11%       Other  (145)    (141)           $2,080     $1,937   +7%      2018 Segment Results(MM)  5  Corporate leverage ratio 2.28x 2.73x

2018 Full Year

<u>Non-Card Segments</u>

- Epsilon:
  - $2.2 billion in revenue, $475 million in adjusted EBITDA
  - Mix of growing, stable and declining products
    - Agency and site-based display offerings are in decline
  - Shift in product mix driving margin improvement

- LoyaltyOne:
  - $1.4 billion in pro forma revenue, $254 million in adjusted EBITDA
  - BrandLoyalty revenue up double-digits, while AIR MILES revenue down slightly
  - Adjusted EBITDA essentially flat with prior year (BrandLoyalty expenses higher than expected)
  - AIR MILES issued flat with prior year (certain fourth quarter promotions pushed to Q1 '19)

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2018 Full Year

<u>Card Services Segment</u>

- Revenue of $4.6 billion and adjusted EBITDA, net of $1.5 billion
  - Double-digit revenue and adjusted EBITDA, net growth
  - Record number of new client signings (2x historical)
    - All in growth verticals where we have proven track record of winning (home décor, children's, beauty)
    - Tender share remains strong
      - Gains in 2015+ vintages of approximately 120 basis points year-over-year with significant runway for growth
      - Core vintage (2014 and prior) continues in mid-30 percent range
  - Credit quality stable (~6 percent)
    - Similar to prior year
    - No consumer distress detected
  - Move towards more attractive clients and verticals largely completed in fourth quarter
    - Approximately $2.1 billion of card receivables either sold or moved to held-for-sale during 2018
    - Reported average receivables growth of 8 percent compared to active growth of 23 percent

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   Year Ended December 31,          2018  2017  Change    Credit sales  $30,702  $31,002  -1%    Average card receivables  $17,412  $16,186  +8%    Normalized average card receivables 1  $18,729  $16,775  +12%    Total gross yield (revenue/normalized average card receivables)  24.5%  24.9%  -0.3%    Operating expenses as % of normalized average card receivables 2  9.1%  8.4%  +0.7%    Principal loss rates  6.1%  6.0%  +0.1%    Delinquency rate  5.7%  5.1%  +0.6%    Return on equity  34%  30%  +4%    2018 Full Year – Credit Metrics  1 Includes held-for-sale receivables. Drives revenue and operating expenses.2 Mark-to-market on held-for-sale receivables increased this metric by approximately 60 basis points.   8

 Card Services: Average Receivables Growth  9      Reported growth of +8%Includes impact of discontinued programsActive client growth of +23%  +23%   Active Clients:  + Discontinued programs:  = Reported: $16.2bn $17.4bn +8%  $15.6bn   $3.6bn   $1.8bn    ~30% from newer signings (2015-2018); ~200% growth

 Card Services: End of Year Receivables  Billion    $17.9    $2.1removed    7 year CAGR of 18%  Long-term growth of 18 percent compared to 3 percent industry revolving debt growth even with the discontinued programs in 2018Consistent ROE’s > than 30 percent or 2-3x industry  10

 6  11  Card Services: Principal Loss Rates  2005 - 2007~ 6%  At Trend  Below Trend  2016~ 5%  2017 ‐ 2018~ 6%  At Trend  Loss rates have now returned to trend

2019 Outlook

- Non-Card Segments:
  - Status-quo: mid single-digit growth in revenue and adjusted EBITDA

- Card Services:
  - Exit 2019 at $20.5 billion in card receivables compared to $17.9 billion at 2018 year-end, or 15 percent growth
    - New vintages (clients signings from 2015-2019) to account for over 40 percent of receivables
    - The 2019 vintage assumes a modicum of growth from converted portfolios
    - Continue transition to more attractive clients and verticals (e.g., home décor, children's, beauty)
      - newer clients maintain similar ROE dynamics
  - Credit quality stable to prior two years
    - Principal loss rate of approximately 6 percent
    - Delinquency rates expected to stabilize as year progresses
  - Strong year dampened in first-half from disposition of certain card receivables

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2019 Outlook

- Epsilon Divestiture:
  - 2018:
    - Strategic review
    - Hire investment bankers and lawyers
    - Move to formal process
  - 2019:
    - Initial bids received
    - Currently finishing selection of final bidders
    - Process moving smoothly; if consummated, use of proceeds focused on further debt reduction and share repurchases

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2019 Guidance

- Initial Annual Guidance: $8.1 billion in revenue; $22.00 in core EPS
  - Strong growth expected in ending card receivables creates substantial provision build
    - Card receivables growth is considerably weighted towards back-half of year

- First Quarter: Revenue down mid single-digits; core EPS down high single-digits
  - Assumes status quo; no reclassification of Epsilon to discontinued operations
  - Normalized average card receivables down year-over-year due to strategic repositioning at Card Services

- Guidance will be adjusted throughout year
  - Epsilon divesture
  - Use of proceeds
  - Accounting treatment

- Summary
  - Divestiture of certain card receivables creates near-term headwinds (lower normalized average receivables growth in first-half of 2019)
  - Repositioning creates stronger client base moving forward
  - Strong double-digit growth in active client card receivables for year
  - Gap between reported receivables and active receivables growth to narrow by year-end
  - Credit quality stable
  - ROE > 30 percent; newer clients maintain similar dynamics
  - Epsilon divestiture simplifies narrative and creates value for shareholders

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12  15  Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, strategic transaction costs, amortization of debt issuance and hedging costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. Reconciliations to comparable GAAP financial measures are available in the Company’s earnings release, which is posted in both the News and Investors sections on the Company’s website (www.alliancedata.com). No reconciliation is provided with respect to forward-looking annual guidance for 2019 core EPS as the Company cannot reliably predict all necessary components or their impact to reconcile core EPS to GAAP EPS without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a material impact on the Company’s future results.The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core EPS represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.